UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    January 27, 2017

HOMEFED CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

1-10153	33-0304982
(Commission File Number)	(IRS Employer Identification No.)

1903 WRIGHT PLACE, SUITE 220, CARLSBAD, CALIFORNIA	92008
(Address of Principal Executive Offices)	(Zip Code)

760-918-8200
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 27, 2017, HomeFed Corporation (the “Company”) entered into a supplemental indenture (the “Supplemental Indenture”) to the Indenture dated as of June 30, 2015 (as supplemented from time to time, the “Indenture”) among the Company, certain guarantors party thereto and Wilmington Trust, National Association as trustee (the “Trustee”) pursuant to which the Company issued its outstanding 6.50% Senior Notes due 2018 (the “Notes”).

The Supplemental Indenture amends and waives certain provisions in the Indenture to, among other things, permit certain financing transactions in connection with the EB-5 Immigrant Investor Program (the “Financing Transactions”) for a project involving infrastructure improvements at Otay Ranch Village 3 North as further described on Exhibit A to the Supplemental Indenture, subject to certain restrictions and limitations as set forth in the Supplemental Indenture.  Such amendments and waivers include amendments to certain negative covenants to permit the incurrence of indebtedness pursuant to the Financing Transactions (subject to the restrictions set forth in the Supplemental Indenture and Exhibit A thereto) and to release guarantees by certain specified subsidiaries that are not Significant Subsidiaries (as defined in the Indenture).  Holders of a majority in aggregate principal amount of the outstanding Notes consented to the amendments and waivers set forth in the Supplemental Indenture.  The Supplemental Indenture became effective upon execution.  The summary of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, attached to this Current Report on Form 8-K as Exhibit 4.1 and are incorporated by reference to this Item 1.01.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Certain statement in this Form 8-K and the Exhibit hereto may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “should,” “expects,” “proposes,” “anticipates,” “believes,” “plans,” “intends” and variations of such words and similar expressions.  Forward-looking statements are based on current assumptions and predictions and are subject to numerous risks and uncertainties.  These risk and uncertainties include our ability to raise funds under the EB-5 Immigrant Investor Program and execute on our strategy, as well as other risks detailed in Part I, Item 1A Risk Factors in our Form 10-K for the year ended December 31, 2015, and our subsequent flings with the Securities and Exchange Commission. We undertake no obligation to revise or update these forward-looking statements to reflect events or circumstances that arise after the date of this report or to reflect the occurrence of unanticipated events.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 27, 2017, by and among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 2017

HOMEFED CORPORATION

/s/ Erin N. Ruhe
Name:	Erin N. Ruhe
Title:	Vice President

Exhibit Index

Exhibit No.	Description

4.1	Supplemental Indenture, dated as of January 27, 2017, by and among the Company, the guarantors party thereto and Wilmington Trust, National Association, as trustee.